Kennedy Capital Small Cap Growth Fund

Investor Class Shares: KSGRX

Institutional Class Shares: KGROX

A series of Investment Managers Series Trust II

Supplement dated January 12, 2024, to the

Summary Prospectus dated April 30, 2023.

Effective immediately, Alex Mosman, has been added as portfolio manager to the Kennedy Capital Small Cap Growth Fund (the "Fund"). Jean Barnard and Ryan Dunnegan continue to serve as portfolio managers to the Fund. Accordingly, effective immediately, the Summary Prospectus is updated as follows:

The "Portfolio Managers" section of the Summary Prospectus is replaced with the following:

The portfolio management team is comprised of Jean Barnard, CFA, Portfolio Manager of the Advisor, Alex Mosman, CFA, Assistant Portfolio Manager of the Advisor, and Ryan Dunnegan, CPA, Assistant Portfolio Manager of the Advisor. Ms. Barnard and Mr. Dunnegan have been portfolio managers since the Fund's inception in April 2022, and Mr. Mosman has been a portfolio manager since January 2024. Ms. Barnard is the lead Portfolio Manager and is primarily responsible for the day-to-day management of the Fund.

Please file this Supplement with your records.